Exhibit 10.2

SEVENTH AMENDMENT
TO NOTE PURCHASE AND GUARANTEE AGREEMENT
This Seventh Amendment to Note Purchase and Guarantee Agreement (this “Amendment”), dated as of December 6, 2017, is made by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), and each of the holders of the Notes (as defined below) set forth on the signature pages to this Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement dated as of July 22, 2015 (as amended from time to time prior to the date hereof, the “Existing Note Purchase Agreement” and as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified, the “Note Purchase Agreement”), pursuant to which the Company issued U.S. $200,000,000 aggregate principal amount of its 4.53% Senior Notes, due July 30, 2025 (as amended from time to time prior to the date hereof, the “Existing Notes” and as amended and restated pursuant to this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified, the “Notes”).
B.     That certain letter to Michael S. Taff, dated August 9, 2017 (the “August 9 Letter”), provided for, among other things, Milestones (as defined therein) in connection with the sales process for the proposed Tech Business Sale, the completion of a strategic review and the delivery of certain related information by the Obligors to the Noteholders. Specifically, Section 1(d) under the heading “Technology Business Information” established December 8, 2017 as the deadline by which Obligors are required to select a winning Final Offer (as defined therein) and execute an asset or equity purchase and sale agreement. In addition, Section 10.3(b)(4) of the Existing Note Purchase Agreement requires Obligors to execute definitive purchase and sale documentation in respect of the Tech Business Sale on or before December 8, 2017. The required date of satisfaction of the Obligors’ obligations set forth in this Recital shall collectively be referred to herein as the “December 8 Deadline”.
C.    The Obligors have requested an extension of the December 8 Deadline to December 18, 2017, and the Noteholders have agreed to such extension.

D.    The Required Holders are willing to amend the Existing Note Purchase Agreement pursuant to the terms and conditions set forth herein.
E.    All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, the Obligors and the Required Holders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.	DEFINITIONS.
Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement, as amended hereby, unless herein defined or the context shall otherwise require.

SECTION 2.	AMENDMENTS TO AUGUST 9 LETTER AND EXISTING NOTE PURCHASE AGREEMENT
(a)    Amendment to August 9 Letter. Subject to the terms and conditions set forth herein, effective as of the Seventh Amendment Effective Date, the reference in Section 1(d) under the heading “Technology Business Information” in the August 9 Letter to “December 8, 2017” shall be replaced with a reference to “December 18, 2017”.

(b)    Amendments to Existing Note Purchase Agreement. Subject to the terms and conditions set forth herein, effective as of the Seventh Amendment Effective Date, the reference in Section 10.3(b) of the Existing Note Purchase Agreement to “December 8, 2017” shall be replaced with a reference to “December 18, 2017”.

SECTION 3.	REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.
To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Obligor represents and warrants to the Noteholders that:
(a)    this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)    the Note Purchase Agreement, as amended by this Amendment (including, without limitation, the acknowledgement and agreement of the Obligors set forth in the last sentence of Section 7.1(l) of the Note Purchase Agreement, after taking into account this Amendment), constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(c)    the execution, delivery and performance by such Obligor of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, any Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3(c); and
(d)    as of the date hereof after giving effect to this Amendment and the Transaction Facilities Amendments, defined below, no Default or Event of Default has occurred which is continuing.

SECTION 4.	EFFECTIVENESS; CONDITIONS PRECEDENT AND CONDITION SUBSEQUENT.
This Amendment and the amendments to the August 9 Letter and the Existing Note Purchase Agreement provided for in Section 2 hereof shall be effective as of the date first written above (the “Seventh Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    executed counterparts of this Amendment, duly executed and delivered by the Obligors and the Required Holders shall have been delivered to the Noteholders;
(b)    the representations and warranties of the Obligors set forth in Section 3 hereof are true and correct on and with respect to the date hereof; and
(c)    The Noteholders shall have received a copy of an amendment to each outstanding Transaction Facility, in each case, in the form previously provided to them and otherwise in form and substance reasonably satisfactory to the Noteholders (collectively, the “Transaction Facilities Amendments”).
For purposes of determining compliance with the conditions set forth in this Section 4, each Noteholder that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Amendment to be consented to or approved by or acceptable or satisfactory to such Noteholder, unless the Obligors shall have received notice from such Noteholder prior to the date hereof specifying its objection thereto.
SECTION 5.    MISCELLANEOUS.
(a)    This Amendment shall be construed in connection with and as part of the Note Purchase Agreement and the Notes, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the Existing Notes are hereby ratified and shall be and remain in full force and effect.
(b)    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.
(c)    The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
(d)    This Amendment shall be governed by and construed in accordance with New York law and shall be further subject to the provisions of Section 24.7 and Section 24.8 of the Note Purchase Agreement.
(e)    Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
(f)    Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Note Purchase Agreement, the Existing Notes or any of the other Financing Agreements or any obligations thereunder.
(g)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first written above.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	Chicago Bridge & Iron Company B.V., as its Managing Director

By: /s/ Michael S. Taff
Name: Michael S. Taff
Title: Authorized Signatory

[Signature to Ninth Amendment to 2012 Note Purchase Agreement]

CMFG LIFE INSURANCE COMPANY

By: MEMBERS Capital Advisors, Inc.
Acting as Investment Advisor

By:_/s/_ Anne M. Finucane _______________
Name: Anne M. Finucane
Title: Managing Director, Investments

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ John Wills
Name: John Wills
Title: Senior Vice President and Managing Director

METLIFE INSURANCE K.K.
by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ John Wills
Name: John Wills
Title: Senior Vice President and Managing Director

NEW ENGLAND LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

SYMETRA LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:    Prudential Investment Management Japan     Co., Ltd., as Investment Manager

By:    PGIM, Inc., as Sub-Adviser

By: /s/ Elyssa K. McMullen
Name: Elyssa K. McMullen
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ Elyssa K. McMullen
Name: Elyssa K. McMullen
Title: Vice President

PRUDENTIAL RETIREMENT GUARANTEED
COST BUSINESS TRUST

By:    PGIM, Inc., as investment manager

By: /s/ Elyssa K. McMullen
Name: Elyssa K. McMullen
Title: Vice President

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

FARMERS INSURANCE EXCHANGE

By:    Prudential Private Placement Investors, L.P.
    (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
    (as its General Partner)

By: /s/ Elyssa K. McMullen
Name: Elyssa K. McMullen
Title: Vice President

MID CENTURY INSURANCE COMPANY

By:    Prudential Private Placement Investors, L.P.
    (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
    (as its General Partner)

By: /s/ Elyssa K. McMullen
Name: Elyssa K. McMullen
Title: Vice President

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
By: /s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

AMERICAN FAMILY LIFE INSURANCE COMPANY

By: /s/ David L. Voge_________________
Name: David L. Voge
Title: Fixed Income Portfolio Manager

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

ASSURITY LIFE INSURANCE COMPANY

By: /s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:_/s/ Amy Carroll______
Name: Amy Carroll
Title: Director

[Signature page to Seventh Amendment to 2015 Note Purchase Agreement]